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                                                               Exhibit 99(h)(4)

                                   SCHEDULE B
                         TO THE ADMINISTRATION AGREEMENT
                         (AMENDED AS OF AUGUST 11, 2005)

CATEGORY 1

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 1 for administrative services: 0.15% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex(1) plus 0.075% of average daily net assets of all Category 1 and Category 4 funds over $25 billion.

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
Highbridge Statistical Market Neutral Fund (effective upon   N/A
the effectiveness of the Fund's registration statement)
JPMorgan Arizona Municipal Bond Fund                         One Group Arizona Municipal Bond Fund
JPMorgan Asia Equity Fund                                    JPMorgan Fleming Asia Equity Fund
JPMorgan Bond Fund                                           JPMorgan Bond Fund
JPMorgan California Tax Free Bond Fund                       JPMorgan California Bond Fund
JPMorgan Capital Growth Fund                                 JPMorgan Capital Growth Fund
JPMorgan Core Bond Fund                                      One Group Bond Fund
JPMorgan Core Plus Bond Fund                                 One Group Income Bond Fund
JPMorgan Disciplined Equity Fund                             JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund                                    JPMorgan Diversified Fund
JPMorgan Intrepid Mid Cap Fund                               One Group Diversified Mid Cap Fund and JPMorgan
                                                             Diversified Mid Cap Fund
JPMorgan Diversified Mid Cap Growth Fund                     One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund                      One Group Mid Cap Value Fund
JPMorgan Dynamic Small Cap Fund                              JPMorgan Dynamic Small Cap Fund
JPMorgan Emerging Markets Debt Fund                          JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund                        JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Enhanced Income Fund                                JPMorgan Enhanced Income Fund
JPMorgan Equity Income Fund                                  One Group Equity Income Fund
JPMorgan Equity Index Fund                                   One Group Equity Index Fund
JPMorgan Global Healthcare Fund                              JPMorgan Global Healthcare Fund
JPMorgan Global Strategic Income Fund                        JPMorgan Global Strategic Income Fund
JPMorgan Government Bond Fund                                One Group Government Bond Fund
JPMorgan Growth & Income Fund                                JPMorgan Growth & Income Fund
JPMorgan High Yield Bond Fund                                One Group High Yield Bond Fund
JPMorgan Intermediate Bond Fund                              One Group Intermediate Bond Fund
JPMorgan Intermediate Tax Free Bond Fund                     JPMorgan Intermediate Tax Free Income Fund
JPMorgan International Equity Fund                           JPMorgan Fleming International Equity Fund
JPMorgan International Equity Index Fund                     One Group International Equity Index Fund
JPMorgan International Growth Fund                           JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund                    JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund                 JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                            JPMorgan Fleming International Value Fund
JPMorgan Intrepid America Fund                               JPMorgan Intrepid America Fund
JPMorgan Intrepid Contrarian Fund                            JPMorgan Intrepid Investor Fund
JPMorgan Intrepid European Fund                              JPMorgan Fleming Intrepid European Fund
JPMorgan Intrepid Growth Fund                                JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund                                 JPMorgan Intrepid Value Fund
JPMorgan Japan Fund                                          JPMorgan Fleming Japan Fund
JPMorgan Kentucky Municipal Bond Fund                        One Group Kentucky Municipal Bond Fund

----------
(1) For purposes of this Agreement, the "JPMorgan Funds Complex" includes all of the Funds subject to this Agreement.

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
CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Large Cap Growth Fund                               One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund                                One Group Large Cap Value Fund
JPMorgan Louisiana Municipal Bond Fund                       One Group Louisiana Municipal Bond Fund
JPMorgan Market Expansion Index Fund                         One Group Market Expansion Index Fund
JPMorgan Market Neutral Fund                                 JPMorgan Market Neutral Fund
JPMorgan Micro Cap Fund (effective 10/31/05)                 N/A
JPMorgan Mid Cap Equity Fund                                 JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund                               JPMorgan Mid Cap Growth Fund (change effective 8/17/05)
JPMorgan Mid Cap Value Fund                                  JPMorgan Mid Cap Value Fund
JPMorgan Michigan Municipal Bond Fund                        One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund                     One Group Mortgage-Backed Securities Fund
JPMorgan Multi-Cap Market Neutral Fund                       One Group Market Neutral Fund
JPMorgan Multi-Manager Small Cap Growth Fund                 JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund                  JPMorgan Multi-Manager Small Cap Value Fund
JPMorgan Municipal Income Fund                               One Group Municipal Income Fund
JPMorgan New Jersey Tax Free Bond Fund                       JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund                         JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Ohio Municipal Bond Fund                            One Group Ohio Municipal Bond Fund
JPMorgan Real Return Fund                                    N/A
JPMorgan Short Duration Bond Fund                            One Group Short-Term Bond Fund
JPMorgan Short Term Bond Fund                                JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II                             JPMorgan Short Term Bond Fund II
JPMorgan Short Term Municipal Bond Fund                      One Group Short-Term Municipal Bond Fund
JPMorgan Small Cap Core Fund                                 JPMorgan Trust Small Cap Equity Fund
JPMorgan Small Cap Equity Fund                               JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund                               One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund                                One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund                      One Group Strategic Small Cap Value Fund
JPMorgan Tax Aware Core Equity Fund                          N/A
JPMorgan Tax Aware Disciplined Equity Fund                   JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Diversified Equity Fund                   N/A
JPMorgan Tax Aware Enhanced Income Fund                      JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware International Fund                        N/A
JPMorgan Tax Aware International Opportunities Fund          JPMorgan Fleming Tax Aware International Opportunities
                                                             Fund
JPMorgan Tax Aware Large Cap Growth Fund                     JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund                      JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware Real Income Fund                          JPMorgan Tax Aware Real Income Fund
JPMorgan Tax Aware Real Return Fund                          N/A
JPMorgan Tax Aware Short-Intermediate Income Fund            JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund                          JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Free Bond Fund                                  One Group Tax-Free Bond Fund
JPMorgan Technology Fund                                     One Group Technology Fund
JPMorgan Treasury & Agency Fund                              One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund                          One Group Ultra Short-Term Bond Fund
JPMorgan U.S. Equity Fund                                    JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund (effective 9/30/05)   N/A
JPMorgan U.S. Real Estate Fund                               One Group Real Estate Fund
JPMorgan U.S. Small Company Fund                             JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund                                N/A
JPMorgan West Virginia Municipal Bond Fund                   One Group West Virginia Municipal Bond Fund
Undiscovered Managers Behavioral Growth Fund                 Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund                  Undiscovered Managers Behavioral Value Fund
Undiscovered Managers REIT Fund                              Undiscovered Managers REIT Fund

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
Undiscovered Managers Small Cap Growth Fund                  UM Small Cap Growth Fund

CATEGORY 2

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 2 for administrative services: 0.10% of the Fund's average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund's average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund's average daily net assets in excess of $1,000,000,000.

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Investor Balanced Fund                              One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund                   One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund                       One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund                                One Group Investor Growth Fund

CATEGORY 3

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 3 for administrative services: 0.10% of the first $100 billion of average daily net assets of all Category 3 funds in the JPMorgan Funds Complex plus 0.05% of average daily net assets over $100 billion.

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities Money Market Fund     JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund              JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund                           JPMorgan Federal Money Market Fund
JPMorgan Liquid Assets Money Market Fund                     One Group Prime Money Market Fund
JPMorgan Michigan Municipal Money Market Fund                One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund                         One Group Municipal Money Market Fund
JPMorgan New York Municipal Market Fund                      JPMorgan New York Tax Free Money Market Fund
JPMorgan Ohio Municipal Money Market Fund                    One Group Ohio Municipal Money Market Fund
JPMorgan Prime Money Market Fund                             JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund                          JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund                   One Group Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund                One Group U.S. Treasury Securities Money Market Fund

CATEGORY 4

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets of all Category 1 and Category 4 funds over $25 billion. These Funds are feeders into the Growth and Income Portfolio that has an additional 0.05% administration fee.
N/A

CATEGORY 5

The Administrator receives a fee of 0.05% of the average daily net assets of all Category 5 Funds.
N/A

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CATEGORY 6

The Administrator receives a fee of 0.365% of the average daily net assets of all Category 6 Funds.

CURRENT NAME                                                 PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
Undiscovered Managers Multi-Strategy Fund                    UM Multi-Strategy Fund (change effective 8/22/05)
Undiscovered Managers Spinnaker Fund                         N/A

                                J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                                J.P. MORGAN MUTUAL FUND GROUP
                                J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                UNDISCOVERED MANAGERS FUNDS
                                J.P. MORGAN FLEMING SERIES TRUST
                                JPMORGAN TRUST I
                                JPMORGAN TRUST II
                                UM INVESTMENT TRUST
                                UM INVESTMENT TRUST II
                                EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS


                                By:    /s/ Robert L. Young
                                       -----------------------------------------

                                Name:  Robert L. Young
                                       -----------------------------------------

                                Title: Senior Vice President
                                       -----------------------------------------


                   Accepted by:

                                JPMORGAN FUNDS MANAGEMENT, INC.


                                By:    /s/ Nancy E. Fields
                                       -----------------------------------------

                                Name:  Nancy E. Fields
                                       -----------------------------------------

                                Title: Vice President
                                       -----------------------------------------